UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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NETFLIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. June 09, 2014 NETFLIX, INC. Meeting Information Meeting Type: Annual <mtgtype> Meeting For holders as of: April <recdate> 11, 2014 Date: June 09, 2014 Time: 10:00 <mtgtime> AM PDT Location: 100 Winchester Circle Los Gatos, CA 95032 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Form 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 26, 2014 to facilitate timely delivery. 0000210601_2 R1.0.0.51160 How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting itemsThe Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Reed Hastings 02 Jay C. Hoag 03 A. George (Skip) Battle The Board of Directors recommends you vote FOR the following proposal(s): 2 To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014. 3 Advisory approval of the Company’s executive officer compensation. 4 To approve the Company’s Performance Bonus Plan. The Board of Directors recommends you vote AGAINST the following proposal(s): 5 Consideration of a stockholder proposal to repeal the Company’s classified board, if properly presented at the meeting. 6 Consideration of a stockholder proposal regarding majority vote standard in director elections, if properly presented at the meeting. 7 Consideration of a stockholder proposal regarding right to vote regarding poison pills, if properly presented at the meeting. 8 Consideration of a stockholder proposal regarding confidential voting, if properly presented at the meeting. Voting items 0000210601_3 R1.0.0.51160

9 Consideration of a stockholder proposal regarding an independent board chair, if properly presented at the meeting. NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.